EXHIBIT 5.1
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Coudert Brothers LLP               NORTH AMERICA
ATTORNEYS AT LAW                   NEW YORK, WASHINGTON, SAN FRANCISCO,
                                   LOS ANGELES, SAN JOSE, DENVER, MONTREAL,
303 ALMADEN BOULEVARD              PALO ALTO
FIFTH FLOOR
SAN JOSE, CALIFORNIA 95110-2721    EUROPE
TEL: (408) 297-9982                PARIS, LONDON, BRUSSELS, MOSCOW, BERLIN,
FAX: (408) 297-3191                ST. PETERSBURG, FRANKFURT, ANTWERP, GHENT,
www.coudert.com                    MILAN, MUNICH
JMASON@COUDERT.COM
                                   ASIA/PACIFIC
                                   HONG KONG, SINGAPORE, BEIJING, SYDNEY, TOKYO,
                                   BANGKOK, JAKARTA, ALMATY

August 16, 2002                    ASSOCIATED OFFICES
                                   BUDAPEST   MEXICO CITY   PRAGUE   STOCKHOLM
                                   NAGY ES TROCSANYI         RIOS FERRER Y GIESE
                                   AND              SCHURMANN &
                                   UGYVEDI IRODA  GUILLEN-LLARENA, S.C.  PARTNER
                                     GRONBERG


Board of Directors
FNB Bancorp
975 El Camino Real
South San Francisco, CA 94080


         Re:      FNB Bancorp 2002 Stock Option Plan
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Dear Directors:


         We refer to the Registration Statement on Form S-8 (the "Registration Statement") to be filed by FNB Bancorp (the "Company") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to 158,613 shares of the Company's Common Stock, no par value, issuable under the FNB Bancorp 2002 Stock Option Plan. As counsel to the Company, we have examined such questions of law and such corporate records and other documents as we have considered necessary or appropriate for the purposes of this opinion and, upon the basis of such examination, advise you that, in our opinion, these shares have been duly and validly authorized and, when issued and sold in the manner contemplated by the Registration Statement, will be validly issued, fully paid and nonassessable.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                       Very truly yours,

                                       /s/ Coudert Brothers LLP
                                       ------------------------
                                       COUDERT BROTHERS LLP


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